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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 14, 2006

                            MUELLER INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

               Delaware                  1-6770             25-0790410
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     (State or other jurisdiction     (Commission         (IRS Employer
           of incorporation)          File Number)     Identification No.)

              8285 Tournament Drive
                    Suite 150
                Memphis, Tennessee                          38125
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              (Address of principal                        Zip Code
                executive offices)

       Registrant's telephone number, including area code: (901) 753-3200

     Registrant's Former Name or Address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

      On February 14, 2006 the Registrant issued a press release announcing earnings for the quarter and year ended December 31, 2005. A copy of the press release announcing the fourth quarter and fiscal 2005 earnings is attached as
Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

      99.1 Press release, dated February 14, 2006 reporting fourth quarter and fiscal 2005 earnings.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MUELLER INDUSTRIES, INC.

                                              By:    /s/ Kent A. McKee
                                                     ---------------------------
                                              Name:  Kent A. McKee
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

Date: February 14, 2006

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                                  Exhibit Index

Exhibit No.    Description
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    99.1       Press release, dated February 14, 2006.

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